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                           NATIONS GOVERNMENT INCOME
                             TERM TRUST 2004, INC.

                                    S E M I

                                  A N N U A L

                                  R E P O R T

                        FOR THE PERIOD ENDED JUNE 30, 2000

                                    NATIONS

                                   GOVERNMENT

                                  INCOME TERM

                                   TRUST 2004

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


          NOT                                                   MAY LOSE VALUE
          FDIC
          INSURED                                               NO BANK GUARANTEE

SHARES OF THE COMPANY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY BANK OF AMERICA , N.A. ("BANK OF AMERICA"), OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE COMPANY INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

AFFILIATES OF BANK OF AMERICA PROVIDE INVESTMENT ADVISORY AND OTHER SERVICES TO THE COMPANY, FOR WHICH THEY ARE COMPENSATED.

NATIONS GOVERNMENT INCOME TERM TRUST 2004, INC.

DEAR SHAREHOLDER:

We welcome this opportunity to provide you with the semi-annual report for Nations Government Income Term Trust 2004, Inc. (the "Company") for the six-month period ending June 30, 2000, and to share our outlook for the near term.

INVESTMENT OBJECTIVES

The Company is a closed-end investment company, and its shares are traded on the New York Stock Exchange under the symbol "NGF." The Company's investment objectives are to provide a high level of current income and to return $10 per share (the initial public offering price per share) to shareholders on or about February 28, 2004.

PORTFOLIO PERFORMANCE*

For the six-month period ending June 30, 2000, the Company distributed net investment income of $0.285 per share. The June dividend was $0.0457 per share. This dividend rate equates to an annualized yield of 5.48%, based on the initial offering price of $10.00 per share, and a current annualized yield of 6.31%, based upon the closing market price of $8.6875 per share on June 30, 2000. In April, the dividend was adjusted downward to more closely align the amount paid to shareholders with the net amount being earned by the Company on its portfolio securities.

The net asset value of the Company's shares on June 30, 2000 was $9.58 per share. The Company's total return for the six-month period was 3.58%, based on net asset value at the end of the period.

MARKET ENVIRONMENT

The first half of the new year was marked by increased concern about the risks of inflation and recession. Domestic growth was strong, resulting in fears of inflation, and the Federal Reserve Board (the "Fed") continued to raise interest rates in an effort to slow the growth rate to a more sustainable level. As a result, uncertainty pervaded the financial markets, and yields on mortgages and corporate bonds widened versus Treasuries. This widening was exacerbated by the Treasury's announcement of a debt repurchase program in the first quarter. Under the initial plan, longer maturity Treasury debt would be retired as the surplus budget reduced the need for government financing. This impacted the yield curve which inverted (shorter maturity securities yielded more than longer maturity securities), and sent long-term Treasury bond yields lower, further widening spreads. On a duration-adjusted basis, the mortgage sector turned in the best performance among major fixed income spread sectors over the reporting period.

Interest rates dropped across all maturities longer than two years as the Treasury buy back began. The yield on the 30-year Treasury fell to 5.90%, while the yield on the 2-year note rose to 6.36%. Yields on spread sector securities, such as mortgages and corporates, were not able to keep pace with the decline in Treasury yields, and spreads widened in excess of 40 basis points. Late in the second quarter, the market began embracing the notion that the Fed could engineer another "soft landing" as economic data showed the economy was slowing. As it became more apparent that the economy could downshift to a more sustainable pace, the corporate bond and mortgage securities markets improved and spreads contracted with the improvement in investor confidence.

MARKET OUTLOOK

The bond market has begun to embrace the notion of another "soft landing." As this recognition unfolds, we expect to see spread sectors continue the improvement begun in June 2000. Once again, the Fed has gained credibility by being out in front sufficiently to head off excesses that could lead to a sustained pickup in inflation and eventual recession. We expect continued moderation of growth for the remainder of this year and into 2001, settling in at the 3-3.5% GDP

---------------

*THE PAST PERFORMANCE QUOTED IS NOT AN INDICATION OF FUTURE RESULTS.

(gross domestic product) zone, with yields being range bound for the rest of this year. We believe the environment is a good one for spread sectors, and we look for improvement in mortgage and agency performance ahead.

We thank you for your continued support.

Sincerely,

/s/ Robert H. Gordon
Robert H. Gordon
President

June 30, 2000

P.S. On June 22, 2000, the Company's Board of Directors reduced the dividend rate to $0.039 per share to further align the amounts paid to shareholders with the net amount of income earned by the Company on its portfolio securities. This rate took effect starting with the July dividend.

Nations Government Income Term Trust 2004, Inc.
  STATEMENT OF NET ASSETS                              JUNE 30, 2000 (UNAUDITED)

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
-------------------------------------------------------------
            MORTGAGE-BACKED SECURITIES -- 47.6%
            FEDERAL HOME LOAN MORTGAGE CORPORATION
            (FHLMC) -- 13.1%
            GOLD:
 $ 1,792      5.500% 06/01/03.....................   $  1,720
   4,357      6.000% 08/01/03.....................      4,195
     423      8.000% 11/01/03.....................        424
            REMIC:
     295    Series 1489 VB, CMO, SUP, Inverse
              Floater,
              4.945%** 10/15/07...................        275
   2,942    Series 1544 SA, CMO, TAC, Inverse
              Floater,
              4.713%** 07/15/08...................      2,855
   1,042    Series 1550 SD, CMO, TAC, Inverse
              Floater,
              3.964%** 07/15/08...................        946
     213    Series 1644 NB, PAC, Inverse Floater,
              3.725%** 12/15/23...................        191
   5,115    Series 1693 SC, CMO, TAC, Inverse
              Floater,
              3.725%** 03/15/09...................      4,316
                                                     --------
                                                       14,922
                                                     --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION
            (FNMA) -- 34.5%
            REMIC:
     348    Certificate 92-150 SU, CMO, PAC,
              Inverse Floater,
              5.235%** 05/25/21...................        345
  20,000    Certificate 92-193 HD, CMO, PAC,
              7.000% 11/25/07.....................     19,761
   1,645    Certificate 93-12 ED, CMO, AD,
              7.500% 02/25/06.....................      1,633
            Certificate 93-179 SG, TAC, Inverse
     564      Floater,
              2.966%** 10/25/23...................
                                                          536
     494    Certificate 93-202 VB, PAC, Inverse
              Floater,
              3.424%** 11/25/23...................        427
     547    Certificate 93-214 SP, CMO, PAC,
              Inverse Floater,
              2.555%** 12/25/08...................        533
     985    Certificate 93-231 SA, CMO, SCH,
              Inverse Floater,
              2.531%** 12/25/08...................        873
   3,624    Certificate 93-247 SK, CMO, AD,
              Inverse Floater,
              6.278%** 02/25/23...................      3,449
   9,166    Certificate 94-82 B, CMO, TAC,
              8.000% 03/25/17.....................      9,178
   2,693    Certificate G93-32 H, CMO, AD,
              6.750% 09/25/03.....................      2,660
                                                     --------
                                                       39,395
                                                     --------
            TOTAL MORTGAGE-BACKED SECURITIES
              (Cost $56,142)......................     54,317
                                                     --------

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
-------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- 13.4%
            ILLINOIS -- 2.8%
 $ 3,845    University of Illinois, Revenue Bonds,
              Auxiliary Facilities, Series 1991,
              (AMBAC Insured),
              5.050%*** 04/01/04..................   $  3,183
                                                     --------
            KENTUCKY -- 1.5%
   2,000    Kentucky State Turnpike Authority,
              Economic Development Revenue,
              Capital Appreciation, Series 1992,
              (FGIC Insured),
              5.080%*** 01/01/04..................      1,679
                                                     --------
            TEXAS -- 8.0%
   3,340    Conroe, Texas, Independent School
              District, GO, Capital Appreciation,
              Series 1993, (PSFG Insured),
              5.500%*** 02/01/04..................      2,788
   2,080    Lower Colorado River Authority, Texas,
              Revenue Bonds, Capital Appreciation,
              Series 1991B, (AMBAC Insured),
              5.450%*** 01/01/04..................      1,746
   2,500    San Antonio, Texas, Electric & Gas
              Revenue, Capital Appreciation,
              Series 1989A, (AMBAC Insured),
              5.033%*** 02/01/04..................      2,087
   3,165    Texas State, GO, Capital Appreciation,
              Series 1992, (FGIC Insured),
              5.160%*** 04/01/04..................      2,624
                                                     --------
                                                        9,245
                                                     --------
            WASHINGTON -- 1.1%
   1,500    Washington State, Public Power Supply
              System Revenue, Series 1990,
              (MBIA-IBC Insured),
              5.300%*** 07/01/04..................      1,225
                                                     --------
            TOTAL MUNICIPAL BONDS AND NOTES
                (Cost $15,230)....................     15,332
                                                     --------
            U.S. GOVERNMENT AND AGENCY
            OBLIGATIONS -- 20.9%
            FEDERAL HOME LOAN BANK (FHLB) -- 3.3%
   4,000      5.100% 02/05/04.....................      3,755
                                                     --------
            FEDERAL HOME LOAN MORTGAGE CORPORATION
            (FHLMC) -- 11.1%
  13,400      5.625% 02/20/04.....................     12,712
                                                     --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION
            (FNMA) -- 6.5%
   6,800      5.940% 01/27/03.....................      6,586
     781      7.000% 08/01/03.....................        773
                                                     --------
                                                        7,359
                                                     --------
            TOTAL U.S. GOVERNMENT AND AGENCY
              OBLIGATIONS
              (Cost $24,864)......................     23,826
                                                     --------
            U.S. TREASURY OBLIGATIONS -- 8.0%
              (Cost $8,929)
            U.S. TREASURY NOTES -- 8.0%
   9,220      5.875% 02/15/04.....................      9,098
                                                     --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Government Income Term Trust 2004, Inc.
  STATEMENT OF NET ASSETS (CONTINUED)                  JUNE 30, 2000 (UNAUDITED)

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
-------------------------------------------------------------
            SHORT TERM INVESTMENTS -- 9.1%
            FEDERAL HOME LOAN MORTGAGE CORPORATION
            (FHLMC) CERTIFICATES -- 2.1%
 $ 1,459    Discount note 07/05/00................   $  1,458
   1,000    Discount note 09/08/00................        988
                                                     --------
                                                        2,446
                                                     --------
            U.S. TREASURY BILLS -- 7.0%
   8,025    Discount note 09/28/00................      7,914
                                                     --------
            TOTAL SHORT TERM INVESTMENTS
              (Cost $10,358)......................     10,360
                                                     --------
            TOTAL INVESTMENTS
              (Cost $115,523*)............... 99.0%   112,933
                                                     --------
            OTHER ASSETS AND LIABILITIES
              (NET)........................    1.0%
            Cash..................................   $    223
            Receivable for investment securities
              sold................................      7,758
            Interest receivable...................      1,154
            Payable for Fund shares redeemed......        (46)
            Administration fee payable............         (5)
            Payable for investment securities
              purchased...........................     (7,911)
            Accrued expenses and other
              liabilities.........................        (86)
                                                     --------
            TOTAL OTHER ASSETS AND LIABILITIES
              (NET)...............................      1,087
                                                     --------
            NET ASSETS.....................  100.0%  $114,020
                                                     ========
            NET ASSETS CONSIST OF:
            Undistributed net investment income...   $  3,121
            Accumulated net realized loss on
              investments sold....................       (818)
            Net unrealized depreciation of
              investments.........................     (2,590)
            Paid-in capital.......................    114,307
                                                     --------
            NET ASSETS............................   $114,020
                                                     ========
            Net asset value per share
              ($114,019,827/ 11,898,206 shares of
              common stock outstanding)...........      $9.58
                                                     ========

---------------

 * Federal Income Tax Information: Net unrealized depreciation of $2,590 on investment securities was comprised of gross appreciation of $455 and gross depreciation of $3,045 for Federal income tax purposes. At June 30, 2000, the aggregate cost of securities for Federal income tax purposes was $115,523.

 ** Variable rate note. The interest rate shown reflects the rate in effect at June 30, 2000.

*** Zero Coupon Security. The rate shown is the effective yield at date of purchase.

ABBREVIATIONS:

    AD          Accretion Directed
    AMBAC       American Municipal Bond Assurance Corporation
    CMO         Collateralized Mortgage Obligation
    FGIC        Financial Guaranty Insurance Company
    MBIA-IBC    Municipal Bond Insurance Association -- Insured
                Bond Certificate
    PAC         Planned Amortization Class
    PSFG        Permanent School Fund Guaranteed
    REMIC       Real Estate Mortgage Investment Conduit
    SCH         Scheduled Pay Bond
    SUP         Support Bond
    TAC         Targeted Amortization Class

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Government Income Term Trust 2004, Inc.
  STATEMENT OF OPERATIONS
For the six months ended June 30, 2000 (unaudited)

(IN THOUSANDS)
INVESTMENT INCOME:
Interest....................................................     $        3,607
                                                                 --------------
EXPENSES:
Investment advisory fee.....................................                283
Administration fee..........................................                142
Transfer agent fees.........................................                 25
Legal and audit fees........................................                 29
Custodian fees..............................................                  4
Directors' fees and expenses................................                  4
Other.......................................................                 13
                                                                 --------------
    Total expenses..........................................                500
Fees waived by investment advisor and administrator.........               (396)
Fees reduced by credits allowed by the custodian............                 (4)
                                                                 --------------
    Net expenses............................................                100
                                                                 --------------
NET INVESTMENT INCOME.......................................              3,507
                                                                 --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on investments.....................                 80
Net change in unrealized appreciation/(depreciation) of
  investments...............................................                  4
                                                                 --------------
Net realized and unrealized gain/(loss) on investments......                 84
                                                                 --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................     $        3,591
                                                                 ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Government Income Term Trust 2004, Inc.
  STATEMENT OF CHANGES IN NET ASSETS

                                                                  SIX MONTHS
                                                                    ENDED
                                                                   6/30/00          YEAR ENDED
                                                                 (UNAUDITED)         12/31/99
                                                                  ------------------------------
(IN THOUSANDS)
Net investment income.......................................    $        3,507    $        7,637
Net realized gain/(loss) on investments.....................                80               726
Net change in unrealized appreciation/(depreciation) of
  investments...............................................                 4            (6,778)
                                                                --------------    --------------
Net increase/(decrease) in net assets resulting from
  operations................................................             3,591             1,585
Distributions to shareholders from net investment income....            (3,425)           (7,274)
Net increase/(decrease) in net assets from Fund share
  transactions..............................................            (1,578)           (3,258)
                                                                --------------    --------------
Net increase/(decrease) in net assets.......................            (1,412)           (8,947)
NET ASSETS:
Beginning of period.........................................           115,432           124,379
                                                                --------------    --------------
End of period...............................................    $      114,020    $      115,432
                                                                ==============    ==============
Undistributed net investment income/(distributions in excess
  of net investment income) at end of period................    $        3,121    $        3,040
                                                                ==============    ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Government Income Term Trust 2004, Inc.
  FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period.

                                      SIX MONTHS
                                         ENDED         YEAR          YEAR          YEAR          YEAR           YEAR
                                       6/30/00+        ENDED         ENDED         ENDED         ENDED         ENDED
                                      (UNAUDITED)    12/31/99+     12/31/98+     12/31/97+     12/31/96+      12/31/95
                                      ----------------------------------------------------------------------------------
OPERATING PERFORMANCE:
Net asset value, beginning of
  period............................   $   9.56      $  10.00      $   9.73      $   9.27      $   8.86       $   7.62
                                       --------      --------      --------      --------      --------       --------
Income from investment operations:
Net investment income...............       0.30          0.62          0.65          0.74          0.72           0.66
Net realized and unrealized
  gain/(loss) on investments........      (0.01)        (0.49)         0.19          0.29         (0.33)          1.23
                                       --------      --------      --------      --------      --------       --------
Net increase/(decrease) in net
  assets resulting from investment
  operations........................       0.29          0.13          0.84          1.03          0.39           1.89
Distributions:
Dividends from net investment
  income............................      (0.29)        (0.59)        (0.59)        (0.61)        (0.65)         (0.64)
Distributions in excess of net
  investment income.................         --            --            --            --            --          (0.01)
                                       --------      --------      --------      --------      --------       --------
Total distributions.................      (0.29)        (0.59)        (0.59)        (0.61)        (0.65)         (0.65)
                                       --------      --------      --------      --------      --------       --------
Increase from repurchase of common
  shares............................       0.02          0.02          0.02          0.04          0.04             --
Increase due to capital
  contribution......................         --            --            --            --          0.63             --
                                       --------      --------      --------      --------      --------       --------
Net asset value, end of period......   $   9.58      $   9.56      $  10.00      $   9.73      $   9.27       $   8.86
                                       ========      ========      ========      ========      ========       ========
Market value, end of period.........   $  8.687      $  8.875      $  9.438      $  8.813      $  8.000       $  8.000
                                       ========      ========      ========      ========      ========       ========
Total return++......................       1.05%         0.24%        14.27%        18.24%         8.27%         26.29%
                                       ========      ========      ========      ========      ========       ========
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA:
Net assets, end of period (000).....   $114,020      $115,432      $124,379      $124,403      $125,573       $124,388
Ratio of operating expenses to
  average net assets................       0.18%*        0.21%         0.26%         0.27%         0.29%          0.56%
Ratio of operating expenses to
  average net assets without fees
  reduced by credits allowed by the
  custodian.........................       0.19%*        0.22%         0.28%         0.28%         0.30%          0.57%
Ratio of net investment income to
  average net assets................       6.19%*        6.36%         6.56%         7.86%         8.01%          7.97%
Portfolio turnover rate.............         83%           26%           39%           11%            4%            88%
Ratio of operating expenses to
  average net assets without
  waivers, expenses reimbursed
  and/or fees reduced by credits
  allowed by the custodian..........       0.89%*        0.92%         1.00%         0.99%         1.01%          1.09%

---------------

 * Annualized.
 + Per share net investment income has been calculated using the monthly average shares method.
++ Total return represents aggregate total return for the period based on market value at period end.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Government Income Term Trust 2004, Inc.
  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Nations Government Income Term Trust 2004, Inc. (the "Company") was incorporated under the laws of the State of Maryland on November 3, 1993, and is registered with the Securities and Exchange Commission as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Company commenced operations on February 28, 1994.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Company in the preparation of its financial statements.

Securities valuation: The Company's securities are valued using prices provided by a pricing service, which may be based on a matrix system which considers such factors as security prices, yields and maturities. The value of mortgage-backed securities can be significantly affected by changes in interest rates. Restricted securities, securities for which market quotations are not readily available and certain other assets may be valued under procedures adopted by the Board of Directors. Certain securities may be valued by one or more principal market makers. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current value.

Securities transactions and investment income: Securities transactions are accounted for on trade date. Realized gains or losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and is recorded on an accrual basis.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income is not accrued until settlement date. The Company instructs its custodian to establish a segregated account in which it will maintain cash or U.S. government securities or other high grade debt securities at least equal in value to its commitments for such securities.

Inverse floating rate obligations: Inverse floating rate obligations ("inverse floaters") are tranches of a REMIC or CMO with an interest rate that moves inversely to a specified index. The interest rate, which is adjusted periodically, is based on a formula incorporating a specific index times a multiplier, plus or minus a spread over the index. The value and related unrealized and realized gain or loss (due to changes in interest rates) on an inverse floater can be much more volatile than other debt securities because of the inverse floater's multiple to the index.

Dividends and distributions to shareholders: It is the policy of the Company to declare and pay distributions from net investment income monthly to shareholders. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Federal income tax: The Company intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its taxable earnings to its shareholders. Therefore, no provision is made for Federal income or excise taxes.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND OTHER RELATED PARTY TRANSACTIONS

The Company has entered into an investment advisory agreement with Banc of America Advisors, Inc. ("BAAI"), a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation. Pursuant to the investment advisory agreement, the Company pays BAAI a monthly fee equal to an annual rate of 0.50% of the Company's average weekly net assets. For the six months ended June 30, 2000, BAAI voluntarily waived all of its fees.

The Company and BAAI have entered into a sub-advisory agreement with Banc of America Capital Management, Inc. ("BACAP") (formerly known as TradeStreet Investment Associates, Inc.), a wholly-owned subsidiary of Bank of America, pursuant to which BACAP is entitled to receive a sub-advisory fee from BAAI at an annual rate of 0.15% of the Company's average weekly net assets. For the six months ended June 30, 2000, BACAP voluntarily waived all of its fees.

Nations Government Income Term Trust 2004, Inc.
  NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

BAAI is also the Company's administrator. In its role as administrator, BAAI supervises the Company's overall day-to-day operations and provides certain administrative services. BAAI also maintains certain of the Company's books and records and furnishes, at its own expense, such clerical assistance, bookkeeping and other administrative services as the Company may reasonably require in the conduct of its business. As compensation for both the administrative services and the expenses assumed by BAAI, the Company pays BAAI a monthly fee equal to an annual rate of 0.25% of the Company's average weekly net assets. For the six months ended June 30, 2000, BAAI voluntarily waived administration fees of $113,242.

The Bank of New York ("BNY") serves as sub-administrator of the Company pursuant to an agreement with BAAI and provides certain administrative services in support of the operations of the Company. The fees of BNY are paid out of the fees paid to BAAI by the Company for administration services.

PFPC Inc. ("PFPC") serves as the transfer agent and dividend disbursing agent for the Company.

BNY also serves as the custodian of the Company's assets. For the six months ended June 30, 2000, expenses of the Company were reduced by $4,011 under expense offset arrangements with BNY. The Company could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

No officer, director or employee of Bank of America, BAAI or BACAP or any affiliate thereof, receives any compensation from the Company for serving as a Director or Officer of the Company.

3.  SECURITIES TRANSACTIONS

For the six months ended June 30, 2000, the cost of purchases and proceeds from sales of long-term U.S. government securities aggregated $92,800,625 and $102,156,812, respectively.

4.  COMMON STOCK

At June 30, 2000, 1,000,000,000 shares of common stock, $0.001 par value, were authorized.

The Board of Directors of the Company has approved a stock repurchase plan that gives the Company the flexibility to engage in repurchases of its outstanding common stock. Accordingly, shareholders are notified that, from time to time, the Company may purchase shares of its common stock in an open market when management believes that such purchases are appropriate in light of market conditions, including the presence of a market discount. For the six months ended June 30, 2000 and the year ended December 31, 1999, the Company repurchased shares of its common stock in the open market at an average discount of approximately 7% for each period from its net asset value. All repurchased shares have been retired by the Company.

Nations Government Income Term Trust 2004, Inc.
  NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

Common stock transactions were as follows:

                                                          SIX MONTHS ENDED            YEAR ENDED
                                                              6/30/00                  12/31/99
                                                       ----------------------   ----------------------
                                                        SHARES      AMOUNT       SHARES      AMOUNT
                                                       -----------------------------------------------
Shares repurchased by the Company....................  (179,000)  $(1,577,719)  (358,300)  $(3,257,790)
                                                       --------   -----------   --------   -----------

5.  CAPITAL LOSS CARRYFORWARD

As of December 31, 1999, the Company had available for Federal income tax purposes a capital loss carryforward of $1,036,843 expiring in the year 2003. The Company utilized $228,144 of capital loss carryforward during that year.

Nations Government Income Term Trust 2004, Inc.
  DIVIDEND REINVESTMENT PLAN

The Company's Dividend Reinvestment Plan (the "Plan") offers an automatic way to reinvest dividends and capital gains distributions in shares of the Company.

PARTICIPATION

Shareholders of record will receive their dividends in cash unless they have otherwise instructed PFPC (the "Plan Agent"), acting as agent for each participant in the Plan, in writing. Such a notice must be received by the Plan Agent not less than 5 business days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Shareholders who do not participate in the Plan will receive all distributions by check mailed directly to the shareholder by PFPC, as dividend paying agent. For Federal income tax purposes, dividends are treated as income or capital gains, regardless of whether they are received in cash or reinvested in additional shares.

Participants may terminate their participation in the Plan by written notice to the Plan Agent. If the written notice is received at least 5 business days before the record date of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

PRICING OF DIVIDENDS AND DISTRIBUTIONS

Whenever the Company's Board of Directors declares a dividend or other distribution payable in cash or, at the option of the Plan Agent, in shares of capital stock issued by the Company, the Plan Agent will elect, on behalf of the participants, to receive the dividend in authorized but unissued shares of capital stock if the net asset value per share (as determined by the investment advisor of the Company as of the close of business on the record date for the dividend or distribution) is equal to or less than 95% of the closing market price per share of the capital stock of the Company on the New York Stock Exchange (the "Exchange") on such record date plus estimated brokerage commissions. The number of such authorized but unissued shares to be credited to a participant's account will be determined as of the close of business on the record date for the dividend, by valuing such shares at the greater of the net asset value per share or 95% of the market price per share. The Plan Agent will credit each participant's account with the number of shares corresponding in value, as determined under the foregoing formula, to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

If the net asset value per share is equal to or less than the closing market price per share of the capital stock of the Company on the Exchange on such record date plus estimated brokerage commissions but exceeds 95% of such closing market price plus estimated brokerage commissions, the Plan Agent may elect, on behalf of all participants, (i) to take the dividend in cash and as soon as practicable thereafter, consistent with obtaining the best price and execution, proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided, and will credit each participant's account with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan or
(ii) to receive the dividend in authorized but unissued shares of capital stock, in which case the Plan Agent will credit each participant's account with the number of shares corresponding in value (determined by valuing such shares at the greater of the net asset value per share or 95% of the market price per share, in each case as of the close of business on the record date for the dividend or distribution) to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

If the net asset value per share is higher than the closing market price per share of the capital stock on the Exchange including estimated brokerage commissions on such record date, the Plan Agent will elect to take the dividend in cash and as soon as practicable, consistent with obtaining the best price and execution, the Plan Agent will proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided. Each participant's account will be credited with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan. Under such circumstances, in anticipation of receipt of a dividend in cash, the Plan Agent may purchase shares in

Nations Government Income Term Trust 2004, Inc.
  DIVIDEND REINVESTMENT PLAN (CONTINUED)

the open market during the period between the record date and the payable date for the dividend or distribution. The Plan has been amended to specifically authorize such anticipatory purchases.

If the Plan Agent elects to purchase shares in the open market, and if before the Plan Agent has completed its purchases the market price exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Company's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Company. During certain market conditions, it may be impracticable or impossible to complete a market purchase program at prices that are below or not substantially in excess of net asset value, and, in such event, the Company may, in its discretion, issue the required shares.

NO SERVICE FEE TO REINVEST

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Company. There will be no brokerage commissions with respect to shares issued directly by the Company as a result of dividends or capital gains distributions payable either in stock or cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

PLAN AGENT ADDRESS AND TELEPHONE NUMBER

You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: Nations Government Income Term Trust 2004, Inc., Dividend Reinvestment Plan, c/o PFPC Inc., P.O. Box 34602, Charlotte, NC 28234, 1.800.982.2271.

Nations Government Income Term Trust 2004, Inc.
  ANNUAL MEETING OF STOCKHOLDERS

ANNUAL MEETING OF STOCKHOLDERS

On April 27, 2000, the Company held its Annual Meeting of Stockholders. A. Max Walker was elected as a director of the Company by the following votes:
11,241,269 For, 117,333 Withheld. In the only other matter voted upon at the Annual Meeting, the selection of PricewaterhouseCoopers LLP as the Company's independent public accountants for the fiscal year ending December 31, 2000, was ratified by the following votes: 11,301,649 For, 22,938 Against, 34,016 Withheld.

PO Box 34602
Charlotte, NC  28254-4602
Toll Free 1.800.321.7854



2004SAR 06/00